UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 2, 2016
(Date of earliest event reported)

Halyard Health, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36440	46-4987888
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5405 Windward Parkway Suite 100 South Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (678) 425-9273

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
Halyard Health, Inc. (the “Company”) announced its results of operations for the three and nine months ended September 30, 2016 in a press release dated November 2, 2016 that is attached and incorporated herein by reference as Exhibit 99.1.
Item 7.01    Regulation FD Disclosure.
The Company announced its results of operations for the three and nine months ended September 30, 2016. The press release dated November 2, 2016 is furnished as Exhibit 99.1 and is incorporated by reference herein. Additional financial materials being made available in the “Investors” section of the Company’s Web site at www.halyardhealth.com are attached and incorporated herein by reference as Exhibit 99.2.
The information, including exhibits attached hereto in Item 2.02 and Item 7.01 of this Current Report, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.
Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No. 99.1. Press release issued by Halyard Health, Inc. on November 2, 2016.
Exhibit No. 99.2.     Third Quarter 2016 Earnings Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALYARD HEALTH, INC.

Date:	November 2, 2016	By:	/s/ Renato Negro
Renato Negro Vice President and Controller